MARKET VECTORS TREASURY-HEDGED HIGH YIELD BOND ETF

Ticker: THHY

Principal U.S. Listing Exchange: NYSE Arca, Inc.

SUMMARY PROSPECTUS

MARCH 21, 2013

THHYSUM

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http:/  /www.vaneck.com/ library/etfs/. You can also get this information at no cost by calling 888.MKT.VCTR, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated March 21, 2013, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

Market Vectors Treasury-Hedged High Yield Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors® U.S. Treasury-Hedged High Yield Bond Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.45%
Other Expenses(a)	0.11%
Interest on Securities Sold Short & Cost to Borrow	0.95%

Total Annual Fund Operating Expenses(b)	1.51%
Fee Waivers and Expense Reimbursement(b)	0.06%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	1.45%

(a)	“Other expenses” are based on estimated amounts for the current fiscal year.

(b)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of the Fund’s average daily net assets per year until at least September 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$148
3	$471

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PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Index, which is the Fund’s benchmark index, was designed to provide exposure to below investment grade corporate bonds, denominated in U.S. dollars, and, through the use of Treasury notes, to hedge against rising interest rates. The Index seeks to hedge interest rate sensitivity by holding short positions in Treasury notes. The “Long Portfolio” of the Index includes corporate bonds that must have a below investment grade rating (based on ratings from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) and/or Fitch International Rating Agency (“Fitch”)). The Index includes bonds, including callable bonds, issued by issuers incorporated in the United States. The “Short Portfolio” of the Index holds four equally-weighted short positions in the current five-year U.S. Treasury note issued each of the last four quarter ends. The Short Portfolio and Long Portfolio of the Index are rebalanced on a monthly basis to where the dollar amount of the short exposure is equivalent to the dollar amount of the Long Portfolio’s high yield bond positions. The Short Portfolio is reconstituted on a quarterly basis where the U.S. Treasury note closest to maturity is closed and the most recently issued five-year U.S. Treasury note is sold short. As of the date of this Prospectus, the Index included 686 below investment grade bonds of 373 issuers, and approximately 29% of the Index is comprised of Rule 144A securities. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the securities in the Long Portfolio of the Index and selling short all of the short positions in Treasury notes in the Short Portfolio of the Index to the same extent as the Index, the Fund does not purchase all or otherwise transact in all of the securities in the Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds or short a subset of Treasury notes represented in the Index in an effort to gain exposure to a portfolio of bonds and short positions in Treasury notes with generally the same risk and return characteristics of the Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of the date of this Prospectus, the Index is concentrated in the industrials sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund.

High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also, at certain times, adversely affect the Fund’s ability to arrive at a fair value for certain junk bonds. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).

Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase, which may adversely affect the value of the security.

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Interest Rate Risk. Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up.

Short Sales Risk. Short sales are transactions in which the Fund sells a security that it does not own. The Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Hedging Risk. The Index is designed to hedge against the price sensitivity of the below investment grade corporate bonds included in the Index to increases in interest rates. The Fund’s Short Portfolio does not reduce credit risk. The Fund’s Short Portfolio will not eliminate interest rate risk, and the value of the Fund’s shares may decline if interest rates increase. The Fund’s Short Portfolio will also result in foregone losses if interest rates decline. A risk of hedging is the imperfect correlation between price movement of securities sold and the price movement of the Fund’s investments. In addition, there may be significant differences between the below-investment grade corporate bond market and Treasury markets that could result in the Fund’s short positions performing ineffectively, exacerbating losses or causing greater tracking error. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for securities, including technical influences and differences between the bonds being hedged and the securities available for trading.

Restricted Securities Risk. Rule 144A securities are restricted securities. They may be less liquid than other investments because, at times, such securities cannot be readily sold and the Fund might be unable to dispose of such securities promptly or at reasonable prices. A restricted security that was liquid at the time of purchase may subsequently become illiquid.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in bonds, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Call Risk. The Fund may invest in callable bonds, and the issuers of such bonds may “call” or repay these securities with higher coupon or interest rates before the security’s maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Risk of Investing in the Industrials Sector. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Because as currently constituted the Index is expected to be concentrated in the industrials sector, the Fund will be sensitive to changes in, and its performance may depend on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The success of these companies is affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding (or selling short) a smaller number of securities than are in (or sold short by) the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Long Portfolio of the Index, or a greater increase in NAV than would be the case if the Fund sold short all of the Treasury notes included in the Short Portfolio of the Index. Conversely, a positive development relating to an issuer of securities in the Long Portfolio of the Index that is not held by the Fund could cause the Fund to underperform the Index, or outperform the Index in the case of a short position in the Short Portfolio of the Index that is not held short by the Fund. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Long Portfolio of the Index in the proportions represented in the Index or shorted all of the securities in the Short Portfolio of the Index to the same extent as the Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. Because the Fund bears the costs and risks associated with buying, selling and selling short securities while such costs and risks are not factored into the return of the Index, the Fund’s return may deviate significantly from the return of the Index.

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Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Risk of Cash Transactions. Unlike most other exchange-traded funds (“ETFs”), the Fund expects to effect a portion of its creations and redemptions for cash. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in obligations of a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. Based on the current composition of the Index, it is expected that the Fund’s assets will be concentrated in the industrials sector and that the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.marketvectorsetfs.com.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Michael F. Mazier	Portfolio Manager	March 2013
Francis G. Rodilosso	Portfolio Manager	March 2013

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares, each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 200,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are expected to be approved for listing, subject to notice of issuance, on NYSE Arca, Inc. (“NYSE Arca”) and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

888.MKT.VCTR
vaneck.com

(03/13)